UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009 (December 9, 2009)

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 9, 2009, the Board of Directors (the “Board”) of Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), approved a form of indemnity agreement (the “Indemnity Agreement”) to be entered into by the Company and each of its directors and executive officers and to become effective, once executed by the parties thereto, as of September 29, 2009.  On December 15, 2009, the Company entered into separate Indemnity Agreements, based upon such form, with the following directors and executive officers of the Company: Christopher M. Starr, Ph.D. (Director, Chief Executive Officer of the Company), Erich Sager (Director), Raymond W. Anderson (Director), Richard L. Franklin, M.D., Ph.D. (Director), Llew Keltner, M.D., Ph.D. (Director), Todd C. Zankel, Ph.D. (Chief Scientific Officer of the Company), Kim R. Tsuchimoto (Chief Financial Officer, Treasurer and Secretary of the Company), Thomas E. Daley (President of Raptor Therapeutics Inc.) and Patrice P. Rioux (Chief Medical Officer of Raptor Therapeutics Inc.) (each, an “Indemnitee” and, collectively, the “Indemnitees”).

The Indemnity Agreements require the Company to hold harmless and indemnify an Indemnitee (i) to the fullest extent authorized or permitted by the provisions of the Company’s bylaws and the Delaware General Corporation Law, as the same may be amended from time to time, and (ii) subject to certain exclusions, against expenses that such Indemnitee becomes legally obligated to pay because of any claim or claims made against or by such Indemnitee in connection with threatened, pending or completed actions, suits or proceedings, to which such Indemnitee at any time becomes a party or a participant, or is threatened to be made a party, by reason of the fact that such Indemnitee is, was or at any time becomes a director, officer, employee or other agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, including a subsidiary of the Company.  The Indemnity Agreements also establish the processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification. The contractual rights to indemnification provided by the Indemnity Agreements are subject to the limitations and conditions specified in the Indemnity Agreements.

The foregoing description of the terms and conditions of the Indemnity Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnity Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
10.1	Raptor Form Indemnity Agreement	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: December 15, 2009		By: /s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
10.1	Raptor Form Indemnity Agreement	X